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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (file Nos. 333-31709, 333-31721, 333-31723 and 333-31727) and Form S-3 (File No. 333-56599).




                                       ARTHUR ANDERSEN LLP


San Antonio, Texas
February 26, 1999